Exhibit 99.1

AIxC Announces Strategic Pivot to Physical AI and Robotic Operations Commercialization; RoboShare Completes First Paid Commercial Order

Company plans orderly exit from Digital Asset Treasury strategy and intends to focus resources on robotics operations and commercialization

RoboShare’s first paid commercial order marks the start of commercial operations and the first market activation under its planned ten-city strategy

LOS ANGELES, August 18, 2026 — AIxC Holdings, Inc. (Nasdaq: AIXC) (“AIxC” or the “Company”) today announced a strategic shift toward robotics operations and commercialization as the Company enters a new phase of its development. As part of this transition, AIxC intends to move away from its Digital Asset Treasury (“DAT”) strategy, orderly exit its digital asset positions, and focus its resources and strategic priorities on building and commercializing its robotics operations business.

The strategic transition coincides with an important commercial milestone. RoboShare, AIxC’s online marketplace for robot sharing and rental, completed its first paid commercial order on August 15, 2026, marking the platform’s transition from development and launch into commercial operations and initial revenue generation.

Together, the strategic shift and RoboShare’s first commercial transaction represent an important step in AIxC’s evolution toward a business centered on real-world robot deployment, utilization and commercialization.

Strategic Focus Shifts to Robotics Operations and Commercialization

Under its updated strategy, AIxC intends to focus on developing a robotics operations ecosystem that expands access to robots, facilitates deployment across real-world use cases, and creates commercial opportunities around ongoing robot utilization.

As part of this transition, the Company plans to orderly exit its digital asset positions and redirect its strategic focus toward robotics operations and commercialization.

RoboShare is expected to be a key component of this strategy. Operated under AIxC, RoboShare is an online marketplace for robot sharing and rental designed to connect robot owners with end customers through a transaction-and-dispatch network.

The model is designed to lower the upfront barrier to robot adoption by allowing customers to access robots without purchasing them outright, while creating opportunities for continued economic activity throughout a robot’s operating lifecycle.

“AIxC is entering a new phase focused on building a commercially driven robotics operations business,” said an executive at the company. “Our strategic transition reflects where we believe we can create meaningful long-term value for the Company and its shareholders. RoboShare’s first paid commercial order is an important early proof point that this strategy is moving beyond platform development into real customer transactions and revenue generation. Our focus from here is execution — expanding demand, increasing robot utilization and building a scalable operating model.”

RoboShare Completes First Paid Commercial Order

RoboShare completed its first paid commercial order on August 15, 2026. Los Angeles is the first market in RoboShare’s planned ten-city strategy, with the transaction marking the beginning of that commercial rollout.

The first commercial deployment is connected to an event in Malibu and includes six robots across three product types: one Master humanoid performing on stage alongside the artist; four Aegis Pro quadrupeds supporting live performance and interactive display; and one Navi compact robot dog engaging guests through warm-up activities and photo interactions. Custom show production was also developed for the event.

RoboShare’s first customer, DU$TY (Dusty the Rapper), is a Los Angeles-based entertainer, rapper, comedian, and content creator with more than 7.1 million followers on his verified Instagram account alone, as well as a presence across TikTok and YouTube. He is the founder and CEO of MEOK and has relationships across entertainment, sports, and content production.

DU$TY’s recurring music, comedy, content, and live-event activity provides an initial use case for how creator partnerships can potentially generate repeat robot demand, utilization, and organic market exposure. AIxC intends to explore similar relationships with additional creators, venues, event operators, and commercial customers.

Building a Measurable Commercialization Story

The Company views the first RoboShare order as an initial commercial proof point rather than an endpoint.

Near-term priorities include validating repeat demand and operating economics in Los Angeles, expanding the number and variety of robots available through RoboShare, developing additional customer and ecosystem partnerships, and using the initial market to refine the operating model before expanding into additional cities under RoboShare’s planned ten-city strategy.

From a financial perspective, RoboShare is designed to create transaction- and service-based revenue opportunities associated with continued robot utilization. Over time, the Company sees potential for additional economic opportunities across the robot lifecycle, including rental and related services, potential purchase conversion, resale, and rent-to-own models.

The ultimate financial contribution of RoboShare will depend on customer adoption, transaction volume, utilization and the Company’s ability to successfully scale the platform.

AIxC believes that establishing a growing record of verified customer transactions and measurable operating milestones will provide investors with greater visibility into the execution and development of its robotics commercialization strategy.

The Company expects to provide additional updates as it advances RoboShare’s commercial operations, develops new customer and ecosystem partnerships, and executes its broader robotics strategy.

About AIxC Holdings, Inc.

AIxCrypto Holdings, Inc. (Nasdaq: AIXC) is a technology company focused on the commercial deployment of physical AI. The Company, through its subsidiary, operates RoboShare, an online marketplace for robot sharing that connects robot owners with customers needing robotic capability on demand. For more information, visit www.aixcrypto.ai.

FORWARD-LOOKING STATEMENTS

This communication, including any presentation, press release, investor materials or other document of which it forms a part (this “Communication”), contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws, regarding AIxCrypto Holdings, Inc. (“AIxCrypto,” the “Company,” “us,” “our,” or “we”) and our industry. All statements, whether written or oral, other than statements of historical fact, including any financial projections and any statements regarding future events, our strategy, our transition to robotics operations, our plans for RoboShare, our digital asset disposition plans, our objectives, expectations, or anticipated actions or results, are forward-looking statements. You can often identify forward-looking statements by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely,” or “continue,” or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking. These statements reflect our current expectations and projections about future events as of the date of this Communication and are necessarily based on estimates and assumptions that, while considered reasonable by management, are inherently uncertain. AIxCrypto can give no assurance that such forward-looking statements or financial projections will prove to be correct.

Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of numerous risks and uncertainties, both general and specific, including, but not limited to:

Liquidity, capital and going concern. Our limited cash and liquidity position and our history of operating losses and negative operating cash flow; substantial doubt regarding our ability to continue as a going concern, as described in our periodic reports; our need to obtain additional financing on acceptable terms or at all, and the substantial dilution to existing stockholders that additional financing may cause; our ability to fund operations pending and following the disposition of our digital asset positions; and our ability to satisfy the continued listing requirements of The Nasdaq Stock Market, including stockholders’ equity, minimum bid price and other applicable standards.

Our strategic transition and the disposition of digital assets. Risks associated with a fundamental shift in our business strategy and the redeployment of resources from a digital asset treasury strategy to robotics operations; our ability to execute the disposition of our digital asset positions in an orderly manner and on acceptable terms; the risk that amounts realized on disposition are materially less than carrying value as a result of price volatility, market depth, execution timing, custody or transfer constraints, or other limitations; tax, accounting and regulatory consequences of the dispositions; the continued volatility and regulatory uncertainty associated with digital assets and cryptocurrencies during the wind-down period; the concentration of a substantial portion of our assets in a single equity investment, including an investment in a related party, and the illiquidity, valuation uncertainty, holding-period and transfer restrictions associated with that investment; and risks arising from our relationships and agreements with related parties and significant stockholders.

Our robotics operations business. Our limited operating history in robotics operations and commercialization and the absence of a meaningful revenue history; the early stage of RoboShare and the risk that customer demand, repeat demand, pricing, utilization or unit economics do not develop as anticipated; our dependence on a small number of customers, on a single initial geographic market, and on individual events or engagements, and the risk that the loss of, or a change in the terms of, any such relationship has a disproportionate effect; our dependence on third-party robot owners, operators, suppliers, original equipment manufacturers and local partners, and on their willingness to make robots available on our platform; risks relating to the availability, cost, quality, maintenance, transport, insurance and technological obsolescence of robots and related equipment, and to supply chains, tariffs and trade measures affecting them; and our ability to expand into additional markets and to attract and retain participants on both sides of our marketplace.

Operations, safety and liability. Risks of property damage, personal injury or death arising from the operation of humanoid robots, quadrupeds and other autonomous or semi-autonomous machines in proximity to performers, employees, guests and the public, including at live events and in uncontrolled environments; product liability, premises liability, negligence and related claims and the adequacy, scope, availability and cost of our insurance coverage and of contractual indemnities from customers, owners and suppliers; the allocation of responsibility among us, robot owners, venues, event producers and customers; permitting, licensing, occupational safety and event-specific regulatory requirements; and the reputational consequences of any safety incident.

Technology, data and intellectual property. Systems, network, telecommunications or service disruptions, failures, defects or cyber-attacks; the performance, reliability and autonomy limitations of robotic systems and of the software, models and networks that support them; our collection, use, storage, transmission and protection of personal information, including images and any biometric or biometric-adjacent data captured in the course of robot deployments, and evolving privacy, biometric and artificial intelligence laws and regulations across the jurisdictions in which we operate or intend to operate; our ability to obtain, maintain, protect and enforce our intellectual property rights and to defend against third-party claims of infringement or misappropriation; and our reliance on third-party technology, platforms and licenses.

Legal, regulatory and general. The regulated industries and jurisdictions in which we operate; current or future laws or regulations and new interpretations of existing laws or regulations, including those applicable to digital assets, robotics, autonomous systems, consumer protection, advertising and endorsements; the risk that our marketplace arrangements, or the manner in which they are described, are characterized differently than we intend by regulators or courts; the failure of counterparties to perform their contractual obligations; litigation, regulatory inquiries, investigations and enforcement actions, and their costs and outcomes; business, economic, market and capital-market conditions; competition in our industry; changes in market demand for, and the pricing of, our products and services; our ability to define, design and release new products and services in a timely manner that meet customer needs; our ability to attract, retain and motivate qualified personnel, including key management; our ability to manage our growth and our transition; and our ability to maintain effective internal control over financial reporting and disclosure controls and procedures.

This list of factors is not exhaustive. Additional risks and uncertainties are described more fully in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2025, our Quarterly Reports on Form 10-Q, and our subsequent filings, which are available on the SEC’s website at www.sec.gov. Investors are urged to review the liquidity, capital resources and going concern disclosures contained in those reports.

The forward-looking statements in this Communication speak only as of the date hereof. Except as required by law, neither AIxCrypto nor any other person undertakes any obligation to update or revise any forward-looking statement or financial projection set out herein, whether as a result of new information, future events or otherwise. This Communication is provided for informational purposes only, does not constitute an offer to sell or the solicitation of an offer to buy any security, and does not constitute investment, tax or legal advice or any investment recommendation, and does not take into account the investment objectives or financial situation of any person. AIxCrypto reserves the right to amend or replace the information contained herein, in whole or in part, at any time, and undertakes no obligation to notify any recipient thereof. Readers are cautioned not to place undue reliance on these forward-looking statements. This caution is made under, and these forward-looking statements are intended to be covered by, the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Investor Relations / Media Contact

AIxCrypto Holdings, Inc.

Email: IR@aixcrypto.ai

Phone: +1 (760) 452-8111